Securities and Exchange Commission
                             Washington, D.C. 20549


                  GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                        GOLDEN STATE PETRO (IOM I-A) PLC
                        GOLDEN STATE PETRO (IOM I-B) PLC
                             Amendment No. 1 to the
                                       8-K
                              Dated March 16, 1998

FORM 8-K/A1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:            March 5, 1998 (Date of earliest event reported)

REGISTRANTS:               GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                           GOLDEN STATE PETRO (IOM I-A) PLC
                           GOLDEN STATE PETRO (IOM I-B) PLC
                           (Exact Name of Registrants as Specified in Their
                           Charters)

STATE OF                   Delaware
INCORPORATION              Isle of Man
OR REGISTRATION:           Isle of Man
                           (State of Incorporation or Other Jurisdiction of
                           Incorporation or Organization)

                           c/o Cambridge Fund Management LLC
                           535 Madison Avenue
                           New York, NY 10022
                           (212) 508-6516
                           (Address, including zip code, and telephone number of
                             principal executive offices of Golden State
                             Petroleum Transport Corporation)

                           c/o 15-19 Athol Street
                           Douglas, Isle of Man 1M1 1LB
                           011-44-1-62-4628575
                           (Address, including zip code, and telephone number of
                             principal executive offices of Golden State Petro (IOM I-A) PLC and Golden State Petro (IOM I-B) PLC)

COMMISSION FILE
NUMBER:                    333-26227

I.R.S. EMPLOYER 1          3-392-7016
IDENTIFICATION             N/A
NUMBER                     N/A

ITEM 4. On March 5, 1998, Coopers & Lybrand L.L.P. resigned as the companies' certifying accountants.

                           Coopers & Lybrand's opinion on the registrants' financial statements as of March 31, 1997 and for the period from inception of the companies (December 5, 1996 - Golden State Transport Corp. and December 24, 1996 for Golden State Petro IOM I-A and I-B), contained no adversities, disclaimers, uncertainties or qualifications.

                           The resignation of Coopers & Lybrand L.L.P. was not recommended or approved by the Companies' Board(s) of Directors as it was the decision of Coopers & Lybrand L.L.P. not to continue as the Companies' auditors.

                           Certain persons who serve as officers or directors of the Registrant also serve as officers of one or more companies affiliated with the Registrant. In the course of performing audits for certain of those affiliates (none of which has any class of securities registered under the federal securities laws), Coopers & Lybrand L.L.P. ("C&L") informed management of those affiliates that C&L was no longer willing to rely on the representations of management of those affiliates or of the Registrant, because of C&L's belief that management of those affiliates had failed to disclose to C&L certain matters relating to those affiliates (but unrelated to the business or financial condition of the Registrant) in a timely manner. Although management of those affiliates of the Registrant has advised C&L that it believes that it did make disclosure to C&L in a timely manner of all material matters regarding those affiliates, C&L resigned as the accountants for those affiliates as well as all other companies affiliated therewith, including the Registrant.

SIGNATURE:                 Pursuant to the requirements of the Securities and
                           Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereto duly authorized.

                           GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
                           GOLDEN STATE PETRO (IOM I-A) PLC
                           GOLDEN STATE PETRO (IOM I-B) PLC


DATE:                      April 27, 1998

                                             Joseph R. Avantario



                                             /s/ Joseph R. Avantario
                                             -----------------------------------
                                             Director and Treasurer

                          Coopers & Lybrand Letterhead



March 26, 1998



Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

This is our letter pursuant to Regulation S-K item 304(a)(3).

We have read the statements made by Golden State Transport Corporation, Golden State Petro (IOM-A) PLC and Golden State Petro (IOM-B) PLC (copy attached), which we understand have been filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated March 16, 1998. We believe the following additional information is required in order to adequately respond to the requirements of Regulation S-K item 304(a)(1).

During the course of auditing the financial statements of affiliates of the Registrant, Coopers & Lybrand L.L.P. ("C&L") informed the management of the affiliates and the Registrant (collectively, "Management") that we were no longer willing to rely on the representations of Management because:

         o Management had provided misinformation to a lender concerning the status of a C&L audit of an affiliate of the Registrant, and Management delayed in correcting such information for a period of two weeks after being notified by C&L of this matter.

         o Management had failed to disclose to C&L that a lender had accelerated debt and that a complaint had been filed against the lender by the affiliate.

         o Management had asserted that it had provided C&L with minutes of all meetings of the board of directors and when C&L requested a management representation to that effect, additional minutes and information were provided to C&L.

In addition, we do not agree with the statement in the 8-K that "management advised C&L that it believed that the disclosures described above were made to C&L by management in a timely manner." No such communication by Management occurred.

                                        Very truly yours,



                                        /s/ Coopers & Lybrand L.L.P.